                             QUAKER INVESTMENT TRUST

                          QUAKER STRATEGIC GROWTH FUND
                             QUAKER CORE EQUITY FUND
                          QUAKER SMALL-CAP GROWTH FUND
                        QUAKER CAPITAL OPPORTUNITIES FUND
                      QUAKER BIOTECH PHARMA-HEALTHCARE FUND
                           QUAKER SMALL-CAP TREND FUND
                            QUAKER MID-CAP VALUE FUND
                           QUAKER SMALL-CAP VALUE FUND
                          GEEWAX TERKER CORE VALUE FUND
                            QUAKER FIXED INCOME FUND

     Supplement dated January 17, 2005 to Prospectus dated October 28, 2004

On January 12, 2005,  the Board of Trustees (the  "Board") of Quaker  Investment
Trust (the "Trust") was advised of a proposed purchase ("Proposed  Purchase") of the 50% ownership  interest of Quaker Funds,  Inc. ("QFI") owned by Kevin Mailey by Mr.  Jeffry  King and Ms.  Laurie  Keyes,  each of whom owns 25% of QFI.  QFI currently serves as the investment adviser to each of the ten (10) series of the
Trust (the "Funds").

Under the  Investment  Company Act of 1940,  as amended  (the "1940  Act"),  the existing investment advisory agreement between QFI and the Trust,  together with the ten (10) existing  investment  subadvisory  agreements  among the Trust,  on behalf of each  Fund,  QFI and the  respective  subadvisers  to the  Funds  (the
"Subadvisers")   automatically  terminate  upon  the  closing  of  the  Proposed
Purchase. At a Board meeting held on January 14, 2005 (the "Meeting"), the Board of the Trust met to review and consider  (i) the terms of the Proposed  Purchase and its  potential  effect on the  Funds,  (ii)  whether  to  approve an interim advisory agreement between QFI and the Trust ("Interim Advisory Agreement"); and
(iii)  whether to approve a form of interim  subadvisory  agreement by and among the Trust,  QFI and the  respective  Subadvisers  to each of the Funds ("Form of
Interim  Subadvisory  Agreement"),  which  contains  the  material  terms of the existing subadvisory agreements with the Subadvisers.  At the Meeting, the Board approved  the Interim  Advisory  Agreement  and the form of Interim  Subadvisory
Agreement  (together,  the "Interim  Agreements"),  each of which will remain in effect for a period  that will  expire on the  earlier of: (i) the date on which the  shareholders of each Fund approve a new investment  advisory  agreement and respective  subadvisory  agreements  for the Funds;  and (ii) 150 days after the date of execution of the Interim Agreements.

Under  Rule  15a-4 of the 1940  Act,  the  Board has  considered,  reviewed  and approved the terms of a new  investment  advisory  agreement  (the "New Advisory
Agreement")  and new  investment  subadvisory  agreements  with  the  respective
Subadvisers  (the "New  Subadvisory  Agreements")  on behalf of the Funds. It is anticipated  that the Board will present the New Advisory  Agreement and the New
Subadvisory  Agreements for approval by the shareholders of the respective Funds at a special  shareholders  meeting that is  currently  expected to occur in the second quarter of 2005 (the "Shareholders  Meeting"). The New Advisory Agreement
and the New  Subadvisory  Agreements  will  become  effective  upon  approval by
shareholders  of  the  respective  Funds  at  the  Shareholders   Meeting.  More
information  regarding these proposals will be contained in proxy materials that are expected to be delivered to shareholders during March, 2005.